EXHIBIT A


                       MEMBERS OF THE MANAGEMENT BOARD OF
                            INFINEON TECHNOLOGIES AG

          The name, present principal occupation or employment, and the name of any corporation or other organization in which such employment is conducted, of each of the members of the Management Board of Infineon Technologies AG ("Infineon") is set forth below. Each of the members of the Management Board is a citizen of the Federal Republic of Germany. The business address of each of the members of the Management Board is Infineon Technologies AG, St.-Martin-Strasse 53, D-81541 Munich, Germany. Unless otherwise indicated, each occupation set forth opposite an executive officer's name refers to employment with Infineon.

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Management Board Members
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Name                                 Position
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Dr. Ulrich Schumacher                Chairman, President and Chief Executive
                                     Officer
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Peter Bauer                          Executive Vice President, Sales and
                                     Marketing
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Peter J. Fischl                      Executive Vice President, and Chief
                                     Financial Officer
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Dr. Sonke Mehrgardt                  Executive Vice President and Chief
                                     Technology Officer
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Dr. Andreas von Zitzewitz            Executive Vice President and Chief
                                     Operating Officer
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                                      A-1

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                       MEMBERS OF THE MANAGEMENT BOARD OF
                                   SIEMENS AG

The name, present principal occupation or employment, and the name of any corporation or other organization in which such employment is conducted, of each of the members of the Management Board of Siemens AG ("Siemens") is set forth below. Each of the members of the Management Board is a citizen of the Federal Republic of Germany. The business address of each of the members of the Management Board is Siemens AG, Wittelsbacherplatz 2, D-80333 Munich, Germany. Unless otherwise indicated, each occupation set forth opposite an executive officer's name refers to employment with Siemens.

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Management Board Members
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Name                                  Position
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Dr. Heinrich v. Pierer                President and CEO
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Dr. Volker Jung                       Executive Vice President
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Prof. Dr. Edward G. Krubasik          Executive Vice President
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Rudi Lamprecht                        Senior Vice President
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Heinz-Joachim Neuburger               Executive Vice President and CFO
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Prof. Peter Pribilla                  Executive Vice President
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Jurgen Radomski                       Senior Vice President
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Dr. Erich R. Reinhardt                Senior Vice President
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Dr. Uriel J. Sharef                   Executive Vice President
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Prof. Dr. Claus Weyrich               Senior Vice President
--------------------------------------------------------------------------------
Dr. Klaus Wucherer                    Executive Vice President
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                                      A-2